                                REVOLVER NOTE

$2,500,000.00                                           As of February  , 1996

   FOR VALUE RECEIVED, WHITMAN MEDICAL CORP., a New Jersey corporation ("Borrower"), promises to pay to the order of

                          BANK OF AMERICA ILLINOIS,

an Illinois banking corporation ("Lender"), the principal sum of

                  TWO MILLION FIVE HUNDRED THOUSAND DOLLARS

and the Borrower further promises to pay to the Lender interest monthly, commencing March 15, 1996 on the principal amount evidenced hereby and from time to time outstanding at a fluctuating rate per annum equal at all times to the sum of (i) the Reference Rate, as hereinafter defined, minus (ii) one-half of one percent (1/2%). The rate of interest to be applied and the amount of interest to be paid on the daily outstanding balance of principal evidenced hereby shall be calculated on an assumed year of 360 days for the number of days actually elapsed. Any change in the Reference Rate will cause an automatic corresponding change in the rate hereunder. As used herein, the term, "Reference Rate", means the rate per annum most recently announced by the Lender as its reference rate at Chicago, Illinois (or if such rate is not being quoted, then the rate which is the successor to such rate; and if no successor rate is being quoted, the rate conceptually equivalent to such rate which the Lender is then quoting) in any case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent, but in no event higher than the maximum lending rate permitted by law. The Reference Rate as of the date of this Note is Eight and One-quarter of one percent (8 1/4%).

   The Borrower agrees to pay the outstanding principal indebtedness evidenced by this note in full on October 15, 1997. All advances made hereunder by the Lender to the Borrower and all payments made on account of principal hereof shall be recorded by the Lender and, prior to transfer hereof, endorsed on the grid attached hereto.

   The Borrower further promises and agrees that:

   1. This note is the "Revolver Note" referred to in, and is entitled to the benefits of, that certain Credit Agreement, dated as of December 20, 1994 among the Lender, the Borrower and a third party, as amended by Amendment to Credit Agreement, dated of even date herewith (hereafter collectively the "Credit Agreement")
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the terms of which are incorporated herein by this reference as if fully set forth herein. Provided no Event of Default has occurred and is continuing, the Borrower may borrow, prepay and reborrow provided the aggregate principal amount outstanding from time to time and at any time does not exceed $2,500,000.00

   2. The Borrower shall be in default under the terms of this note upon the occurrence and continuation of an Event of Default as defined and described in the Credit Agreement.

   3. At any time after the occurrence and continuation of any Event of Default, the indebtedness evidenced by this note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced thereby and all other Obligations of the Borrower to the Lender, howsoever created and existing under the Credit Agreement, that certain Term Note, dated December 20, 1994 from the Borrower to the Lender or otherwise, shall immediately become due and payable without demand upon or notice to the Borrower, and the Lender shall be entitled to exercise the other remedies set forth in the Credit Agreement or as otherwise provided at law or in equity.

   4. Upon the occurrence and during the continuance of any Event of Default, the Lender is authorized, without further notice to the Borrower (the giving of notice being expressly waived by the Borrower) to set off and apply any indebtedness owing by the Lender to the Borrower against the indebtedness evidenced by this note, although then contingent or unmatured. The Lender agrees to notify the Borrower after any such setoff and application; provided, however, the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Paragraph 4 are in addition to any other rights and remedies which the Lender may have.

   5. The Lender may transfer this note and the transferee(s) shall thereupon become vested with all the powers, rights, and obligations herein given to the Lender with respect thereto; and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter.

   6. The Borrower hereby waives presentment for payment, demand, notice of dishonor and protest and agrees that (i) any right of setoff securing any indebtedness evidenced by this note may, from time to time, in whole or in part, be exchanged or released, and any person liable on or with respect to the indebtedness evidenced by this note may be released -- all without notice to or further reservations of rights against the Borrower, any indorser, surety or guarantor and all without in any way affecting or releasing the liability of the Borrower, any indorser, surety or guarantor; and (ii) none of the terms or provisions of this note may be waived; altered, modified or amended except as the Lender may consent thereto in writing.

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   7. In the event of any litigation involving this note, the prevailing party shall be entitled to collect reasonable attorneys' fees, out-of-pocket expenses, and court costs. As used in this note, the term, "attorneys' fees", shall mean reasonable charges and expenses for legal services at the trial and/or appel- late level and/or in pre- and post-judgment or bankruptcy proceedings.

   8. Both principal and interest of this note shall be payable in lawful currency of the United States of America to the Lender at 231 South LaSalle Street, Chicago, Illinois 60697 or at such other place or to such other person as may be designated in writing by the Lender, in immediately available (same day) funds without deduction for or on account of any present or future taxes levied or imposed on this note, the proceeds hereof, or on the Borrower or holder hereof by any government, or any instrumentality, authority or political subdivision thereof. The Borrower agrees, upon the request of the Lender, to pay all such taxes (other than taxes on or measured by net income of the holder hereof) in addition to the principal and interest evidenced by this note.

   9. Any installment of principal and/or interest evidenced by this note which is not paid on the day when such payment is scheduled to be made, regardless of whether or not the Lender has accelerated payment of any or all sums outstanding under this note, shall bear interest from the day when due (including any grace period) until said amount is paid in full, payable on demand, at a fluctuating interest rate per annum equal at all times to the sum of (i) the Reference Rate plus (ii) four percent (4%).

   10. This note shall be deemed to have been made under and shall be governed by the laws of the State of Illinois in all respects [except as to interest rates and other terms of lending which, by virtue of a federal preemption or, at the election of the Lender, are or may be governed by the laws of the United States], including matters of construction, validity, and performance. If any provision of this note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this note. If more than one person signs this note as a maker, each shall be jointly and severally liable hereunder. All of the terms and provisions of this note shall be applicable to and be binding upon each and every maker, indorser, surety, guarantor, all other persons who are or may become liable for the payment hereof and their heirs, personal representatives, successors or assigns.

   11. THE BORROWER, AND THE LENDER IN ACCEPTING DELIVERY OF THIS NOTE, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON THIS NOTE OR THE CREDIT AGREEMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE CREDIT
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AGREEMENT AND ANY OTHER AGREEMENT SIGNED OR CONTEMPLATED TO BE SIGNED IN
CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY OR THE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS THEREOF. THE INCLUSION OF THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO EXTEND CREDIT TO THE BORROWER.

                                      WHITMAN MEDICAL CORP.

                                      By: /s/ Randy S. Proto
                                      ----------------------------------------

                                      Title: President
                                      ----------------------------------------

 *****************************************************************************

STATE OF NEW JERSEY)
COUNTY OF PASSAIC  ) ss:

   The foregoing instrument was acknowledged before me this    day of
February, 1996 by                   as              of WHITMAN MEDICAL CORP.,
a New Jersey corporation. Such officer is personally known to me or produced his/her driver's license as identification.

                                 /s/ Sylvia Magno
                                 --------------------------------------------
                                 Notary Public,

                                 Print Name: Sylvia Magno

                                 My Commission Expires: Expires Feb. 9, 2000

                                 Commission No.:
                                 --------------------------------------------

                              Page 4 of 5 Pages





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               ADVANCES AND PAYMENTS OF PRINCIPAL AND INTEREST

 DATE        AMOUNT OF      AMOUNT OF PRIN-        AMOUNT OF        UNPAID PRIN-
              ADVANCE        CIPAL PAID OR       INTEREST PAID      CIPAL BALANCE
                                PREPAID                              OF ADVANCES
--------  -------------  -------------------  -----------------  -----------------

                              Page 5 of 5 Pages